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                                                                    Exhibit 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statement File Nos. 333-31751 and 333-67265.



                                                     /s/  Arthur Andersen LLP


Boston, Massachusetts
April 14, 2000